Exhibit 8.1

The following is a list of the subsidiaries of Grohe AG as of April 16, 2004.

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                                                                                                  GROHE
                                                                             COUNTRY OF         OWNERSHIP
SUBSIDIARY                                                                 INCORPORATION         INTEREST
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
Grohe Consult GmbH, Hemer.........................................            Germany              100.0
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Grohe Beteiligungs AG & Co. KG, Hemer.............................            Germany              100.0
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Grohe Geschaftsfuehrungs AG, Hemer................................            Germany              100.0
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Grohe Water Technology AG & Co. KG, Hemer.........................            Germany               99.7
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DAL GmbH & Co. KG, Porta Westfalica...............................            Germany               99.7
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AQERO Vertriebs GmbH, Ludwigsfelde................................            Germany               99.7
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GROHEDAL Sanitarsysteme GmbH & Co. KG,
  Porta Westfalica................................................            Germany               99.7
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DAL Sanitartechnologie GmbH, Zwochau..............................            Germany               99.7
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Eggemann Armaturenfabrik GmbH & Co. KG, Iserlohn..................            Germany               99.7
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Grohe International GmbH, Hemer...................................            Germany               99.7
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Grohe Nederland B.V., Zoetermeer..................................          Netherlands             99.7
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Grohe America, Inc., Bloomingdale, Illinois.......................              USA                 99.7
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Grohe Canada, Inc., Mississauga...................................             Canada               99.7
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Grohe Espana, S.A., Barcelona.....................................             Spain                99.7
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Grohe Ltd., Barking...............................................         Great Britain            99.7
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Grohe Verwaltungs-GmbH, Hemer.....................................            Germany               99.7
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Schmoele GmbH & Co. KG, Menden....................................            Germany               99.7
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H.D.  Eichelberg & Co. GmbH, Menden...............................            Germany               99.7
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AQUA Rotter GmbH, Ludwigsfelde....................................            Germany               99.1
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Carl Sandmann GmbH, Iserlohn......................................            Germany               99.1
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Kurt Baege GmbH, Berlin                                                       Germany               99.1
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Rotter Verwaltungsgesellschaft mbH, Berlin........................            Germany               99.1
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Grohe Gesellschaft mbH, Wien .....................................            Austria               99.7
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Grohe Hungary Kft., Budaoers .....................................            Hungary               99.7
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Grohe S.A.R.L., Issy-les-Moulineaux ..............................             France               99.7
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Grohe S.p.A., Cambiago ...........................................             Italy                99.7
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Grohe N.V., Winksele..............................................            Belgium               99.7
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Grohe Japan K.K., Tokyo ..........................................             Japan                99.7
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Grohe A/S, Vaerloese..............................................            Denmark               99.8
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Grohe Pacific Pte.  Ltd., Singapore ..............................           Singapore              99.7
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Tempress Ltd., Mississauga .......................................             Canada               99.7
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Grohe Polska Sp.zo.o. Warsaw......................................             Poland               99.7
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Grohe Switzerland S.A., Wallisellen ..............................          Switzerland             99.7
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Grohe Deutschland Vertriebs GmbH, Porta Westfalica................            Germany               99.7
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Grohe Portugal, Componentes Sanitarios, Lda.,
  Albergaria-a-Velha..............................................            Portugal              99.7
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Grohe Siam Ltd., Klaeng...........................................            Thailand              73.8
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Grome Marketing (Cyprus) Ltd., Nicosia............................             Cyprus               49.9
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Grome Ltd., Istanbul..............................................             Turkey               49.9
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Grohe (Shanghai) Sanitary Products Co. Ltd., Shanghai.............             China                99.7
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Grohe limited liability company, Moscow...........................             Russia               99.7
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